                        POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and

constitutes and appoints John D. Carifa, Edmund P. Bergan, Jr.

and Emilie D. Wrapp, and each of them, to act severally as

attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned, solely for the purpose of signing on such person's behalf any Registration Statement on

Form N-1A, and any amendments thereto, of the Alliance Money

Market Fund and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and

Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



                                  \s\Ronald M. Whitehill
                                     Ronald M. Whitehill


Dated: August 29, 1996















00250132.AI8

                        POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and

constitutes and appoints John D. Carifa, Edmund P. Bergan, Jr.

and Emilie D. Wrapp, and each of them, to act severally as

attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned, solely for the purpose of signing on such person's behalf any Registration Statement on

Form N-1A, and any amendments thereto, of the Alliance Money

Market Fund and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and

Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



                                  \s\Richard Stumm
                                     Richard Stumm


Dated: January 16, 1997















00250132.AI8

                        POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and

constitutes and appoints John D. Carifa, Edmund P. Bergan, Jr.

and Emilie D. Wrapp, and each of them, to act severally as

attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned, solely for the purpose of signing on such person's behalf any Registration Statement on

Form N-1A, and any amendments thereto, of the Alliance Money

Market Fund and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and

Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



                                  \s\Peter Quick
                                     Peter Quick


Dated:  January 3, 1996















00250132.AI8